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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of June 1, 2002, providing for the issuance of the Alternative Loan Trust 2002-8, Mortgage Pass-Through
                        Certificates, Series 2002-13).

                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                                          333-74674                             95-4449516
------------------------------------                   ---------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


4500 Park Granada
Calabasas, California                                             91302
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(Address of Principal                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

         23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.



                                               By: /s/ Celia Coulter
                                                   -----------------
                                                       Celia Coulter
                                                       Vice President



Dated:  June 28, 2002

                                 Exhibit Index

Exhibit                                                                                       Page
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5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                                     5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)                5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)           5